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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 5, 2001
                                                        -----------------

                           THE MED-DESIGN CORPORATION
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


     Delaware                       0-25852                  23-2771475
  ---------------            ---------------------       --------------
  (State or Other              (Commission File           (I.R.S. Employer
  Jurisdiction of                   Number)              Identification No.)
  Incorporation)

           2810 Bunsen Avenue
          Ventura, California                                    93003
----------------------------------------                  ----------------------
(Address of Principal Executive Offices)                        (Zip Code)




       Registrant's telephone number, including area code: (805) 339-0375
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (c) Exhibits.

                  99.1 Statement of The Med-Design Corporation Regarding Its
                       Patent Portfolio

Item 9.           Regulation FD Disclosure.

                  Following the filing of this Form 8-K, the Company will issue its statement regarding its patent portfolio. This statement is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

























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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE MED-DESIGN CORPORATION
                                                   (Registrant)


                                            By /s/ Joseph N. Bongiovanni, III
                                               ------------------------------
                                               Joseph N. Bongiovanni, III
                                               Vice President and Secretary



Dated: September 5, 2001










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                                  Exhibit Index
                                  -------------


Exhibit
-------

99.1                       Statement of The Med-Design Corporation Regarding
                           Its Patent Portfolio.